SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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                                 Date of Report
                                (Date of earliest
                                 event reported):    July 23, 2003
                                                     -------------

                                STEIN MART, INC.
             (Exact name of registrant as specified in its charter)


      Florida                       0-20052                      64-0466198
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  (State or other              (Commission File                 (IRS Employer
  jurisdiction of                   Number)                  Identification No.)
  incorporation)

               1200 Riverplace Blvd., Jacksonville, Florida 32207
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           (Address of principal executive offices including zip code)

                                 (904) 346-1500
                       ----------------------------------
                         (Registrant's telephone number)

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ITEM 5.  OTHER EVENTS

     On July 23, 2003, Stein Mart, Inc. (the "Company") issued a press release, a copy of which is attached as Exhibit 99.1, regarding the completion of a three-year $150 million senior revolving credit agreement (the "Agreement") to replace its existing loan facility. A copy of the Agreement will be filed as an exhibit to the Company's quarterly report on Form 10-Q for the quarterly period ending August 2, 2003.

ITEM 7.  EXHIBITS

99.1 Press Release dated July 23, 2003

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     Pursuant to the  requirements  of the  Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   STEIN MART, INC.
                                   (registrant)


July 24, 2003                      By:   /s/ James G. Delfs
                                   ---------------------------------------------
                                   James G. Delfs
                                   Senior Vice President and
                                   Chief Financial Officer

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                                  EXHIBIT INDEX

99.1 Press Release dated July 23, 2003

                                       4